UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 2, 2005


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-21858                    77-0056625
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)              Identification No.)


          546 FLYNN ROAD, CAMARILLO, CALIFORNIA                      93012
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855


                                    NO CHANGE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 2, 2005, Interlink Electronics, Inc. (the "Company") issued a press release announcing that it will restate its audited annual results for the years ended December 31, 2003 and December 31, 2004 and its unaudited quarterly results for the periods ended March 31, 2005 and June 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

         The press release also announces a reorganization of the Company's Business Communication segment. The reorganization was initiated as a result of announcements from the Company's customers in that segment and was not a result of the matters causing the restatements. As a result of the reorganization, the Company revised its guidance for the third and fourth quarters of 2005.

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a)

         On October 29, 2005, on management's recommendation, the Audit Committee of the Board of Directors of the Company concluded that the Company's financial statements for the years ended December 31, 2003 and December 31, 2004 and the quarters ended March 31, 2005 and June 30, 2005 should no longer be relied upon and should be restated.

         As of the filing of this current report on Form 8-K, the Company intends to restate its previously issued financial statements for the above mentioned periods to correct the accounting for the following items:

         o For the years ended December 31, 2003 and December 31, 2004 and the first and second quarters of 2005, the Company expects to increase cost of goods sold and record a corresponding decrease in net income (or increase in net loss) to reflect improperly recorded transactions between the Company and its principal vendor in China.

         o For the quarterly period ended June 30, 2005, the Company also expects to increase cost of goods sold and record a corresponding increase in net loss to reflect licensing charges that were not included in cost of sales.

         The Company will file amendments, as needed, to its annual reports on Form 10-K and its quarterly reports on Form 10-Q for the affected periods. In the interim, investors should no longer rely on the financial statements currently on file with the SEC for the years ended December 31, 2003 and December 31, 2004 and the quarters ended March 31, 2005 and June 30, 2005.

         The Company has discussed the matters described above with BDO Seidman, LLP.


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


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated November 2, 2005.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  November 3, 2005.


                           INTERLINK ELECTRONICS, INC.



                           By    /S/ CHARLES C. BEST
                                -------------------------------
                                 Charles C. Best
                                 Chief Financial Officer


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